CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (Parenthetical) (USD $) In Millions, except Share data in Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash dividends
Common Stock, dividend declared (in dollars per share)	$ 0	$ 0	$ 0.30
Preferred stock stated dividend rate (in hundredths)	5.00%	5.00%	5.00%
Issuance of shares of common stock (in shares)	432,797	5,454,669	103,211
Repurchase and retirement of common stock (in shares)			1,759
Net change in accumulated other comprehensive income	$ 0.5	$ 1.4	$ 4.1
Share based compensation, common stock (in Shares)	198,246